UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 2, 2007
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                                  MOD-PAC CORP.
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             (Exact name of registrant as specified in its charter)

         NEW YORK                   0-50063                     16-0957153
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(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)               Identification No.)

  1801 Elmwood Avenue Way, Buffalo, New York                       14207
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   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (716) 873-0640
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)
[ ] Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
         On May 2, 2007, the Registrant issued a press release announcing the acquisition of certain assets of DDM-Digital Imaging Data Processing and Mailing Services, LC.
         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number        Description
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99.1                  Press Release of MOD-PAC CORP. dated May 2, 2007


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MOD-PAC CORP.


Date:       May 2, 2007              By:  /S/ DANIEL G. KEANE
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                                          Daniel G. Keane
                                          President and Chief Executive Officer


                                  EXHIBIT INDEX
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Exhibit
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Number                 Description
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99.1                   Press Release of MOD-PAC CORP. dated May 2, 2007